Greenidge Generation Announces Sale of South Carolina Property to Data Journey for $12.1 Million and 8% Stake in
Planned Data Center’s Profits

Marks Greenidge’s First Large-Scale Entry into the Data Center Space as the Company Will Continue Working with Data Journey in Development of Site

Highlights Greenidge and Data Journey’s Intention To Partner on Additional Future Sites

DRESDEN, NY, December 4, 2024 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency data center and power generation company, today announced that it has entered into a definitive agreement to sell its 152-acre Spartanburg, South Carolina property (the “Spartanburg property”) to Data Journey LLC (“Data Journey”) for $12.1 million in cash and an 8% profit participation interest in the property’s planned data center.

Greenidge purchased the Spartanburg property in 2021 for a consideration of $15 million, and it included 175 acres and over 750,000 square feet of industrial buildings. In 2023, Greenidge then sold approximately 23 subdivided acres and its upgraded 44 MW mining facilities to NYDIG ABL LLC (“NYDIG”) for a total consideration of approximately $28 million. The sale of the remaining 152-acre Spartanburg property will now enable Data Journey to build a new data center on the property while leveraging the site’s future access to 60 MW of power that has already been secured by Greenidge.

Following the completion of the property sale, Greenidge will provide support to Data Journey in the site development and buildout. The property sale and accompanying profit share structure align with Greenidge’s longstanding focus on identifying and acquiring properties with access to significant low-cost power; evaluating each property’s best use for bitcoin mining and data center development; maximizing power capacity; and, ultimately developing or selling to a strategic buyer, when appropriate. In alignment with this playbook, Greenidge is now evaluating other sites for similar data center buildouts and intends to partner with Data Journey on other similar sites.

“Today marks an exciting step forward for Greenidge as our South Carolina property sale to Data Journey represents our first large-scale entrance into the data center space,” said Greenidge CEO Jordan Kovler. “We continue to see incredible opportunities ahead to leverage our team’s knowledge of electricity markets, infrastructure development and power plants to create value for our investors through a growing portfolio of future actionable properties like Spartansburg.”

Kovler added: “As Greenidge continues to evolve, our focus is on scaling our complementary data center expertise alongside our existing bitcoin mining capabilities so that we can further diversify our business and maximize power capacity at each site we own. Data Journey is at the forefront of the data center industry, and we look forward to supporting them as they develop this property and to partnering together on many other projects in the future.”

Data Journey currently operates four facilities across two data centers in Catawba County, NC and in Houston, TX. With the acquisition of the Spartanburg property, Data Journey will be able to add another state-of-the-art facility that is equipped with redundant infrastructure and advanced security protocols. The acquisition of the Spartanburg property also further supports Data Journey’s commitment to expand through six new sites in 2025. The acquisition of this property enables a programmatic developmental roll out of multiple buildings in the next few years. The property will start with 60 MW of power from a local electric utility company, and Data Journey will then be supplemented with proprietary onsite power generation scaling up to 100MW in the near term.

“The acquisition of the Spartanburg property from Greenidge is an exciting milestone for Data Journey as it not only marks our entrance into the South Carolina market, but it will also enable us to further expand the data center and IT infrastructure support we can offer to our trusted customers in alignment with our growth goals for the coming year,” said Dr. Ishnella Kaur Azad, CEO & Founder of Data Journey. “Through the work Greenidge has already done to gain a commitment for future power and set the stage for development of the site, we will be able to operationalize the site much quicker than many comparable sites. We look forward to having Greenidge as a partner as we continue to transform the future of data centers.”

The property sale is expected to close in the first quarter of 2025.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

About Data Journey
Data Journey stands at the forefront of the data center industry, poised to redefine the standards of excellence and reliability while also being the first and only Woman, Minority, Owned Data Center Provider, headed by Dr. Ishnella Azad. As owners, operators and developers of data centers,
Data Journey is also at the leading edge of developing onsite energy production for stability, reliability and scalability. Data Journey currently has nationwide access to 1.2 GW of power, and its team of over 20 experts – all with more than 15 years of field experience – is able to support the growth and success of the company’s tenants and partners.

With a relentless focus on customer service, innovation and cutting-edge technology, Data Journey offers state-of-the-art facilities equipped with redundant infrastructure and advanced security protocols. For more information, visit www.datajourney.com.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the period ended September 30, 2024, as well as statements about or relating to or otherwise affected by (i) the ability to close on and recognize the anticipated objectives and benefits of the sale and subsequent development of the Spartanburg property (or other properties in the future) and (ii) the ability to negotiate or execute a definitive agreement with respect to the profit participation interest in the Spartanburg property on terms and conditions that are acceptable to Greenidge, whether on a timely basis or at all.

Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Contacts:

For Greenidge:

Investors
Nick Ratti, 315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media
Longacre Square Partners
Kate Sylvester / Liz Shoemaker, 646-386-0091
greenidge@longacresquare.com

For Data Journey:

Info@datajourney.com

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